SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 26, 2003
                        (Date of earliest event reported)


                        COMMERCIAL CAPITAL BANCORP, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                      000-50126                 33-0865080
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)


One Venture, 3rd Floor, Irvine, California                       92618
(Address of principal executive offices)                       (Zip Code)


                                 (949) 585-7500
              (Registrant's telephone number, including area code)

                                 Not Applicable
        (Former name, former address and former fiscal year, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) The following exhibit is included with this Report:

          Exhibit 99.1 Press Release dated September 26, 2003.

Item 9.   Other Events and Required FD Disclosure

     On September 26, 2003, Commercial Capital Bancorp, Inc. (the "Company") announced by press release the issuance of $7.5 million of trust preferred securities through its newly created subsidiary, CCB Capital Trust IV, a Delaware special purpose trust, and provided guidance on certain performance highlights, a copy of the press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               COMMERCIAL CAPITAL BANCORP, INC.


                                                 By: /s/ Stephen H. Gordon
                                                     -----------------------
                                                     Stephen H. Gordon
                                                     Chairman of the Board and
                                                     Chief Executive Officer


Date: September 26, 2003